Exhibit 23.02

                   CONSENT OF DECORIA, MAICHEL & TEAGUE P.S.

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                   CONSENT OF DECORIA, MAICHEL & TEAGUE P.S.


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of
our report dated    March 11,     2000, included in the Company's
Form 10-KSB for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                        DECORIA, MAICHEL & TEAGUE P.S.


                        /s/ Decoria, Maichel & Teague P.S.
                        _____________________________________________


Spokane, Washington
   October     _____, 2000

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